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                                                                   EXHIBIT 10.30


                               SUBLEASE AGREEMENT

DATED:                February 19, 1997

BETWEEN:              Amazon.com, Inc.

AND:                  C.C. Filson Company


                                    RECITALS

         A. Pacific Northwest Warehouses, Inc. ("Master Landlord"), as lessor, and Coast Wide Supply Co. ("Master Sublessor"), as lessee, entered into a Lease dated December 5, 1979 (as subsequently amended and extended, the "Master Lease"), with respect to a certain office/warehouse building (the "Premises") located at 2250 First Avenue South, Seattle, Washington.

         B. Master Sublessor, as sublessor, and Amazon.com, Inc., a Delaware corporation ("Amazon.com"), as sublessee, entered into a Sublease Agreement (the "Master Sublease") dated as of January 19, 1996, with respect to the Premises. A copy of the Master Sublease (which includes a copy of the Master Lease as Exhibit A, thereto) is attached to this Sublease as Exhibit A. The Premises are legally described in the Master Lease.

         C. Amazon.com now wishes to sublease the Premises to C.C. Filson Company, a Washington corporation ("Filson"), pursuant to the terms and conditions of this Sublease.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. DEMISE OF THE PREMISES

         Amazon.com hereby subleases the Premises to Filson, and Filson subleases the Premises from Amazon.com, subject to the terms and conditions of this Sublease.

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         2. TERM AND EARLY ENTRY

         The term of this Sublease shall commence March 1, 1997 and shall continue through 11:00 p.m. pacific time on December 31, 1998. Filson shall have the right to occupy the Premises on February 21, 1997, provided that from and after the date Filson first takes possession of the Premises all of the terms and conditions of this Sublease shall be in effect except for the payment of Base Rent and additional rent, which shall commence on March 1, 1997.

         3. BASE RENT

         Filson shall pay to Amazon.com monthly base rent in the amount set forth below ("Base Rent"). Base Rent shall be paid in advance on the first day of each calendar month at such place as Amazon.com may designate, without prior demand therefor. If this Sublease does not commence or terminate on the first or last day of a month, respectively, Base Rent for the month of commencement or termination shall be prorated.

         Base Rent shall be as follows:


                   PERIOD                            BASE RENT
            03/01/97 - 12/31/97                $7,200.00 per month
            01/01/98 - 02/28/98                $7,300.00 per month
            03/01/98 - 04/30/98                $0.00 per month
            05/01/98 - 12/31/98                $7,300.00 per month

         4. ADDITIONAL RENT

         Filson shall pay, as additional rent, within ten (10) days after written demand therefor, all amounts, other than "Basic Monthly Rent" (as such term is defined in the Master Sublease), that Amazon.com becomes obligated to pay to Master Sublessor under the terms of the Master Sublease, including, but not limited to, amounts payable under Master Sublease paragraphs 4.2, 7.5, 9.5, 11.1, 12, 13.3 (but not with regard to this Sublease) and 14.7.

         5. SECURITY DEPOSIT AND FIRST MONTH RENT

         Filson shall pay Amazon.com a security deposit (the "Security Deposit") in the amount of $7,300.00, and first month rent in the amount of $7,200.00, upon execution

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of this Sublease. The Security Deposit shall be handled and applied in accordance with Section 5 of the Master Sublease, as incorporated into this Sublease by Paragraph 14.2 hereof.

         6. "AS-IS" CONDITION

         Filson accepts the Premises in "As-Is" condition. In particular, Amazon.com makes no representations or warranties, express or implied, about the character, construction, condition, zoning, permitting, tenantability or utility of the Premises for Filson's intended use.

         7. ACCESS TO PREMISES BY MASTER LANDLORD

         Master Landlord, Pacific Northwest Warehouses, Inc. and its agents shall have the right to enter the Premises for the purposes of showing the Premises to prospective tenants anytime after January 1, 1998. Master Landlord shall give Filson at least 24 hours advance notice before entering the Premises.

         8. PERMITTED USE

         Filson shall use the Premises for general office, storage, manufacturing and distribution and for no other purpose without the prior written consent of Master Landlord, Master Lessor and Amazon.com.

         9. UTILITIES

         Utilities and services shall be provided to the Premises as set forth in the Master Lease and the Master Sublease. Amazon.com shall use reasonable business efforts to cause Master Sublessor to perform its obligations under the Master Sublease, but under no circumstances shall Amazon.com be liable to Filson for any delay, interruption, limitation, rationing or restriction on any utilities or services supplied to the Premises. Filson shall pay all charges with respect to utilities and services delivered to the Premises.

         10. MAINTENANCE AND REPAIRS

         Except for maintenance and repairs that the Master Lease or the Master Sublease requires Master Landlord or Master Sublessor to perform, Filson shall maintain the Premises in good order, condition and repair. Amazon.com shall have no duty to perform the repairs or maintenance required by Master Landlord or Master Sublessor under the Master Lease or the Master Sublease, but Amazon.com shall use

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commercially reasonable efforts to cause Master Sublessor to perform its maintenance and repair obligations under the Master Sublease.

         11. ALTERATIONS

         Filson may not make any additions, alterations or improvements to the Subleased Premises without the prior written consent of Amazon.com, Master Sublessor and Master Landlord, which may each impose conditions on such work as are reasonable, including any conditions on alterations that are described in the Master Lease or the Master Sublease.

         12. SUBLETTING AND ASSIGNMENT

         Filson may not sublet the whole or any portion of the Premises, nor assign this Sublease, without the prior written consent of Master Landlord, Master Sublessor and Amazon.com.

         13. INSURANCE

         Filson shall maintain insurance in the amounts and with the characteristics specified in Paragraphs 9.2.1, 9.4 and 9.5 of the Master Sublease, including upward adjustments in coverage as described in Paragraph 17 of the Master Sublease; Master Landlord and Master Sublessor represent that no such upward adjustments in coverage have been made. Filson's insurance policies shall name Master Landlord, Master Sublessor and Amazon.com as additional insureds.

         14. MASTER LEASE AND MASTER SUBLEASE

                  14.1 SUBJECT TO MASTER LEASE AND MASTER SUBLEASE

         This Sublease is subject and subordinate to the Master Lease and the Master Sublease and is subordinate to all of Master Landlord's rights under the Master Lease and Master Sublessor's rights under the Master Sublease. Any action that the Master Sublease forbids Amazon.com to do with respect to the Premises, Filson shall not do with respect to the Premises. Any action that the Master Sublease requires Amazon.com to do with respect to the Premises, Filson shall do with respect to the Premises. Filson shall not take any actions, or refrain from any actions, that if done, or not done, as the case may be, would cause Amazon.com to be in default under the Master Sublease.

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                  14.2 INCORPORATION OF CERTAIN MASTER SUBLEASE PROVISIONS

         The terms, covenants, provisions, and conditions set forth in Master Sublease Paragraphs 5, 6.2, 7.2, 7.3, 7.4 (solely as to conditions that are created during the term of this Sublease or during Filson's early occupancy), 7.5, 8.1, 8.2, 8.3, 9.6, 9.7, 9.8, 11.2, 14.1-14.8, 15.17, 15.18, 15.19, 15.20
and 15.23 are hereby incorporated into and made a part of the Sublease with full force and effect, except that references in the Master Sublease to "Landlord" shall be interpreted as references to "Amazon.com," references in the Master Sublease to "Tenant" shall be interpreted as references to "Filson" and references in the Master Lease to "Lease" shall be interpreted as references to "Sublease." Provided, however, (i) to the extent that there is any conflict between the express terms of this Sublease and the terms of the Master Sublease that are incorporated herein, the express terms of this Sublease shall control,
(ii) terms of the Master Sublease incorporated herein shall be disregarded to the extent that they would impose upon Amazon.com an obligation to perform any action with respect to the Premises that the Master Lease or the Master Sublease requires the Master Landlord or the Master Sublessor to perform with respect to the Premises and (iii) where this Sublease requires Filson to obtain consent to take an action, Filson must obtain the consent of Master Landlord, Master Sublessor and Amazon.com.

         15. BROKERS

         Kidder, Mathews, Inc. represented Amazon.com and American Warehouse Company represented Filson with respect to this Sublease. Amazon.com agrees to pay a commission to Kidder, Mathews, Inc. in the amount of $3,625.00 and to American Warehouse in the amount of $3,625.00. Except for Kidder, Mathews, Inc. and American Warehouse Company, Amazon.com and Filson represent and warrant to each other that neither dealt with any real estate broker, or is liable to any real estate broker, with respect to this Sublease.

         16. DAMAGE AND DESTRUCTION; CONDEMNATION

         If any portion or all of the Premises is damaged by fire, earthquake, act of God, the elements or other casualty, or is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, and if Master Landlord, Master Sublessor or Amazon.com terminates the Master Lease or the Master Sublease under the terms thereof, this Sublease shall terminate therewith, and Amazon.com shall not be liable to Filson for such early termination of this Sublease. If after damage to or condemnation of the Premises the Master Lease and the Master Sublease are not terminated, this Sublease shall continue in full force or effect, provided that Base Rent

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for the Subleased shall be abated to the extent that and so long as Filson's occupancy or use of the Premises is prohibited by such damage or condemnation.

         17. AMAZON.COM REPRESENTATION REGARDING DEFAULTS

         Amazon.com represents and warrants that it has no actual knowledge of any material defaults under the Master Sublease.

         18. CONSENT

         Where this Sublease conditions any action by Filson on obtaining consent, Filson must obtain the consent of Master Landlord, Master Sublessor and Amazon.com. Amazon.com shall not unreasonably withhold its consent to any request for consent under this Sublease, and Amazon.com shall use reasonable business efforts to cause Master Landlord and Master Sublessor to grant their consent to any such request. Filson recognizes and agrees that Master Landlord and Master Sublessor may grant or withhold their consent to any such request in accordance with the terms of the Master Lease and the Master Sublease.

         19. NOTICE ADDRESSES

         Notices under this Sublease shall be delivered in accordance with the terms in Paragraph 15.23 of the Master Sublease, to the parties at the following addresses:

Amazon.com
Attn: Sandy Plagemann
1516 Second Avenue
Seattle, WA 98101


C.C. Filson Company
c/o Sigurd Borgersen, Esq.
Schwabe, Williamson and Wyatt
US Bank Center, Suite 3400
1420 Fifth Avenue
Seattle, WA 98101-2339

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         20. CONTINGENT ON LANDLORD APPROVALS

         This Sublease is contingent on obtaining the consent of Master Landlord and Master Sublessor. This Sublease shall be of no force or effect unless and until Master Landlord and Master Sublessor consent hereto.

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         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

                                  AMAZON.COM, INC., a Delaware corporation


                                  By___________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________



                                  C.C. FILSON COMPANY, a Washington
                                  corporation


                                  By___________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________





STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF             )

         On this _____ day of _________________, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of AMAZON.COM, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _______ was duly elected, qualified and acting as said officer of the corporation, that _______ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

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         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




                                  _____________________________________________
                                  (Signature of Notary)

                                  _____________________________________________
                                  (Print or stamp name of Notary)

                                  NOTARY PUBLIC in and for the State
                                  of Washington, residing at _________________. My appointment expires:_____________________.



STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF            )

         On this _____ day of _________________, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of C.C. FILSON COMPANY, the
corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _______ was duly elected, qualified and acting as said officer of the corporation, that _______ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

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         IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.




                                  _____________________________________________
                                  (Signature of Notary)

                                  _____________________________________________
                                  (Print or stamp name of Notary)

                                  NOTARY PUBLIC in and for the State
                                  of Washington, residing at _________________. My appointment expires:_____________________.

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                               CONSENT TO SUBLEASE

                       PACIFIC NORTHWEST WAREHOUSES, INC.


         The undersigned ("Master Landlord"), as lessor under the Master Lease, hereby consents to all terms and conditions of the foregoing Sublease between Amazon.com, as sublessor, and Filson, as sublessee, as required by paragraph 15.1"a" of Addendum Number 1 to the Master Lease, including Filson's use of the Premises as described in Paragraph 8 of the Sublease. In granting such consent, Master Landlord does not waive any of its rights under the Master Lease, and in particular, does not release Coast Wide Supply Company from responsibility for performance of all of its obligations under the Master Lease.

         Master Landlord agrees to deliver to Filson, at the address set forth below, and concurrent with delivery of the original, a copy of any notice of default(s) under the Master Lease that Master Landlord delivers to Coast Wide Supply Company. Master Landlord shall recognize and accept from Filson any tender of cure of such default(s) that Filson may make. Filson's address is:

C.C. Filson Company
c/o Sigurd Borgersen, Esq.
Schwabe, Williamson andWyatt
US Bank Center, Suite 3400
1420 Fifth Avenue
Seattle, WA 98101-2339



         DATED this _____ day of February, 1997.

                                  Pacific Northwest Warehouses, Inc.


                                  By___________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

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                               CONSENT TO SUBLEASE

                            COAST WIDE SUPPLY COMPANY


         The undersigned ("Master Sublessor"), as sublessor under the Master Sublease, hereby consents to the foregoing Sublease between Amazon.com, as sublessor, and Filson , as sublessee, including Filson's use of the Premises as described in Paragraph 8 of the Sublease. In granting such consent, Master Sublessor does not waive any of its rights under the Master Sublease, and in particular, does not release Amazon.com from responsibility for performance of all of its obligations under the Master Sublease.

         Master Sublessor agrees to deliver to Filson, at the address set forth below, and concurrent with delivery of the original, a copy of any notice of default(s) under the Master Sublease that Master Sublessor delivers to Amazon.com. Master Sublessor shall recognize and accept from Filson any tender of cure of such default(s) that Filson may make. Filson's address is:

C.C. Filson Company
c/o Sigurd Borgersen, Esq.
Schwabe, Williamson andWyatt
US Bank Center, Suite 3400
1420 Fifth Avenue
Seattle, WA 98101-2339





         DATED this _____ day of February, 1997.

                                  Coast Wide Supply Company


                                  By___________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

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                                    EXHIBIT A














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